Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,127,287,500
Previously Paid Amount	0
Total Fee Amount	155,678.4
Total Offset Amount	0
Net Fee	$ 155,678.4